SUNAMERICA EQUITY FUNDS

Supplement to the Prospectus dated January 28, 1999


The fourth paragraph under the sub-heading "Class B" on Page 14 of the Prospectus has been replaced with the following:

Automatic conversion to Class A shares approximately one year after such time that no CDSC would be payable upon redemption, as described below, thus reducing future annual expenses.





























     April 13, 1999